UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012

MATTRESS FIRM HOLDING CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35354	20-8185960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5815 Gulf Freeway, Houston, Texas	77023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 923-1090

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2011, the Board of Directors (the “Board”) of Mattress Firm Holding Corp. (the “Company”) elected Charles R. Eitel to the Board as a Class II director, effective February 1, 2012, with a term expiring at the annual meeting of stockholders of the Company held in 2013.  Mr. Eitel has also been appointed to serve on the Audit Committee of the Board commencing upon the effectiveness of his election to the Board.

Mr. Eitel will receive compensation from the Company for his service as a director in accordance with the Company’s non-employee director compensation policy, including an annual director fee of $40,000 and an annual $5,000 Audit Committee fee.  Mr. Eitel will also be eligible for annual awards of the Company’s restricted common stock having a value of $40,000, based on the average closing price of the Company’s common stock over the 30 trading days immediately preceding the date of grant, each vesting in full on the first anniversary of the date of grant, the first such grant having been authorized by the Board to be made effective February 1, 2012.

In accordance with the Company’s customary practice, the Company has entered into an indemnification agreement with Mr. Eitel, which requires the Company to indemnify him against certain liabilities that may arise in connection with his status or service as a director.  The indemnification agreement also provides for an advancement of expenses incurred by Mr. Eitel in connection with any proceeding relating to his status as a director.  The foregoing description is qualified in its entirety by the full text of the form of indemnification agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (Registration No. 333-174830), and which is incorporated herein by reference.

There is no arrangement or understanding between Mr. Eitel and any other person pursuant to which Mr. Eitel was selected as a director.  Other than as described above, there are no transactions involving Mr. Eitel requiring disclosure under Item 404(a) of Regulation S-K of the SEC.

Item 8.01                     Other Events.

On January 27, 2012, the Company issued a press release announcing Mr. Eitel’s election to the Board, effective February 1, 2012, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of Mattress Firm Holding Corp. dated January 27, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTRESS FIRM HOLDING CORP.

Date: January 27, 2012	By:	/s/ James R. Black
James R. Black
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of Mattress Firm Holding Corp. dated January 27, 2012.